Other non-operating (expenses) income, net (Tables)	12 Months Ended
Dec. 31, 2025
Other Income and Expenses [Abstract]
Schedule of Other Nonoperating (expenses) income
Other non-operating (expenses) income, net consisted of the following:

	Year ended December 31,
	2023	2024	2025
	US$	US$	US$
Change in fair value of equity securities (Note 9)	(3,208)	(6,114)	(221)
Change in fair value of warrant liabilities (Note 14)	1,675	(477)	76
Change in fair value of derivative assets (Note 9)	—	—	175
Change in fair value of derivative liabilities (Note 16)	—	—	214
Government grants	1,672	2,798	5,942
Foreign currency exchange losses, net	(1,479)	(973)	(1,223)
Others, net	—	—	941
Total other non-operating (expenses) income, net	(1,340)	(4,766)	5,904

Schedule of deferred government grants
As of December 31, 2024 and 2025, deferred government grants are recorded as follow:

	As of December 31,
	2024	2025
	US$	US$
Accrued expenses and other current liabilities	795	853
Other non-current liabilities – third parties[1]	13,349	20,675

[1] The Group was awarded grants from governments and conditional on the tax contribution in certain specified regions in the next few years. The government grants have been received and recognized as other non-current liabilities – third parties, which will be released to government grants in the consolidated statements of comprehensive loss when the conditions attached for tax contribution are satisfied. As of December 31, 2024 and 2025, the Group estimated that the conditions attached for tax contribution would be not probable to be satisfied, thus the Group classifies these liabilities as other non-current liabilities – third parties.